EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into effective as of the 31st day of December, 1997 by and between SENTO TECHNICAL INNOVATIONS CORPORATION, a Utah corporation (the "Company"), and Jay Barth, an individual (the "Employee").

                                R E C I T A L S

     WHEREAS, the Company is engaged in the business of hardware and software distribution, service, training and support; and

     WHEREAS, contemporaneously with the execution of this Agreement, the Company and the Employee, among others, have entered into an Acquisition Agreement dated November 19, 1997, as amended by an Amendment to Acquisition Agreement dated December 31, 1997 (as amended, the "Acquisition Agreement"), pursuant to which Astron Incorporated, a Utah corporation ("Astron"), will merge with Sento Acquisition, Inc. and pursuant to which Astron will become a wholly-owned subsidiary of Sento; and

     WHEREAS, the Employee is the founder of, and has served as the President of, Astron; and

     WHEREAS, in connection with the consummation of the transactions described in the Acquisition Agreement, the Company desires to retain and employ the Employee as an employee of Spire Technologies, Inc., a wholly-owned subsidiary of the Company ("Spire"), and the Employee desires to accept such employment, on the terms and conditions of this Agreement.


                               A G R E E M E N T

     NOW, THEREFORE, in consideration of Spire employing the Employee, of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the Company and the Employee mutually agree as follows:

     1.   EMPLOYMENT, DUTIES AND ACCEPTANCE.

          1.1 EMPLOYMENT BY SPIRE. The Company hereby agrees to employ the Employee during the Term (as hereinafter defined) as a full-time employee of Spire, in the position of Director of Training & Education, to render such services and to perform such duties as required by the Bylaws of Spire and as the Board of Directors of Spire (the "Board of Directors") shall reasonably request.

          1.2 ACCEPTANCE OF EMPLOYMENT BY THE EMPLOYEE. The Employee hereby accepts such employment and shall render the services required by the Bylaws of Spire and as requested by Spire's Board of Directors. If appointed or elected, as applicable, the Employee also shall serve during all or any part of the Term as any other officer and/or as a director of Spire or any of its affiliates without any additional compensation therefor other than that specified in this Agreement.

          1.3 TERMINATION OF EXISTING CONTRACTS. The Employee hereby agrees that all agreements and contracts, whether written or oral, relating to the current employment of the Employee by Astron, or any of its affiliates, will be terminated as of the commencement of the Term (as defined in Section 2 below).

     2. TERM OF EMPLOYMENT. The term of the Employee's employment under this Agreement (the "Term") shall commence on the first day of January, 1998 (the "Commencement Date") and shall continue through and expire on the first anniversary thereof (the "First Anniversary"), unless earlier terminated as herein provided. Upon the First Anniversary and each subsequent anniversary thereof, the Term shall be automatically renewed for an additional period of one (1) year, except that the Term may be terminated by either the Employee or the Company at any time and for any reason or no reason following the First Anniversary upon thirty (30) days written notice.

     3.   COMPENSATION AND OTHER BENEFITS.

          3.1  COMPENSATION.

               3.1.1 ANNUAL SALARY. As compensation for services to be rendered pursuant to this Agreement, the Company shall cause Spire to pay the Employee, during the Term, a salary of One Hundred Thousand and No/100 Dollars ($100,000) per annum (the "Annual Salary"), subject to such increases as the Board of Directors may, in its discretion, approve.

               3.1.2 SIGNING BONUS. Upon execution hereof, subject to the terms and conditions set forth in this Agreement, the Company shall pay to the Employee Seventy Thousand and No/100 Dollars ($70,000) in cash and issue to the Employee Forty Thousand (40,000) shares of the common stock, par value $.25, of the Company (the "Shares" and collectively with such cash, the "Signing Bonus"); provided, however, that if the Employee resigns or is terminated for Cause (as defined below) prior to the first anniversary of the Commencement Date, then the Employee shall refund to the Company the full amount of the Signing Bonus and for purposes of Section 6.2 hereof the Signing Bonus shall be deemed not to be accrued as of the effective date specified in the termination notice contemplated by such Section 6.2.

The Employee shall also be eligible, during the Term, to receive such other compensation, whether in the form of cash bonuses, stock options, stock appreciation rights, restricted stock awards or otherwise, (collectively, with the Signing Bonus, the "Additional Compensation"), as the Boards of Directors of the Company and/or Spire (or any committee thereof) may, at their discretion, approve. The Annual Salary and the Additional Compensation shall be payable in accordance with the applicable payroll and/or other compensation policies and plans of the Company or Spire, as applicable, as from time to time in effect, less such deductions as shall be required to be withheld by applicable law and regulations. In consideration of the Employee agreeing to the terms of Article 4 hereof, the parties agree that the Employee shall be entitled to receive his full Annual Salary for the remainder of the Term if, during the Term, his employment with Spire is terminated by Spire or the Company other than pursuant to Article 6 hereof; provided, however, that if the Employee's employment with Spire is terminated by the Employee or for any reason beyond the control of Spire or the Company, neither the Company nor Spire shall have any obligation to pay to the Employee any compensation or other remuneration for any period subsequent to the date of such termination.

          3.2 MID-TERM TERMINATION. If (i) the Employee's employment with Spire is terminated by Spire prior to the first anniversary of the Commencement date, other than pursuant to Section 6.2 hereof, (ii) the Employee is not in breach of any of the representations, warranties, covenants or obligations set forth in Articles 4 and 5 hereof, and (iii) the termination of the Employee's employment occurs other than at the conclusion of a calendar year during the Term, Spire shall pay to the Employee, within sixty (60) days from the Employee's termination date, a portion of the Additional Compensation as determined by the Board of Directors in its discretion. Except as set forth in this Section 3.2, upon the termination of the Employee's employment prior to the completion of any calendar year during the Term, the Employee shall not be entitled to any portion of the Additional Compensation for such year.

          3.3 PARTICIPATION IN EMPLOYEE BENEFIT PLANS. The Employee shall be permitted, during the Term, if and to the extent eligible, to participate in any group life, hospitalization or disability insurance plan, health program, pension plan, similar benefit plan or other "fringe benefits" of Spire which may be available to all other employees of Spire generally on the same terms as such other employees.

          3.4 EXECUTIVE SUPPORT. Spire shall provide to the Employee office facilities, furniture, fixtures and equipment, secretarial and support personnel and other executive support services as reasonably necessary for the Employee to perform his obligations under this Agreement.

          3.5 REIMBURSEMENT OF BUSINESS EXPENSES. The Employee may incur reasonable, ordinary and necessary business expenses in the course of performing his obligations under this Agreement, including expenses for travel, food, lodging and entertainment. Spire shall reimburse the Employee for all such business expenses if (i) such expenses are incurred by the Employee in accordance with Spire's business expense reimbursement policy, if any, as may be established and modified by Spire from time to time and (ii) the Employee provides to Spire a record of (A) the amount of the expense, (B) the date, place and nature of the expense, (C) the business reason for the expense and
(D) the names, occupations and other data concerning individuals entertained sufficient to establish their business relationship to Spire. Spire shall have no obligation to reimburse the Employee for expenses that are not incurred and substantiated as required pursuant to this Section 3.5.

          3.6 RESTRICTIONS ON TRANSFER. The Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemptioned to and reasonably satisfactory to the Company. The certificates, if any, evidencing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT ( RULE 144"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT. THE SECURITIES ARE SUBJECT TO ADDITIONAL RESTRICTIONS AS SET FORTH IN THAT CERTAIN EMPLOYMENT AGREEMENT, DATED DECEMBER 31, 1997, BETWEEN SENTO TECHNICAL INNOVATIONS CORPORATION, A UTAH CORPORATION AND JAY BARTH.

Nothing herein shall create any obligation on the part of the Company, Spire or any of their respective directors, officers or employees to cause the Shares to be registered under the Securities Act.

     4.   NON-COMPETITION.

          4.1  COVENANTS AGAINST COMPETITION.  The Employee acknowledges that
(i) the Company, which for purposes of this Article 4 includes all of the Company's subsidiaries, including, without limitation, Spire and Astron, and all of the Company's present and future subsidiaries and affiliates, including such subsidiaries and affiliates as may be formed or incorporated during the Restricted Period (as defined in Section 4.1.1), is engaged in the business described in the Recitals set forth on the first page hereof (the "Business");
(ii) the Employee is one of a limited number of persons who has performed a significant role in developing the business and operations of Astron; (iii) the Business is conducted throughout the United States and internationally;
(iv) the Employee's work for Astron has given him, and his work for Spire and the Company will continue to give him, trade secrets of and confidential information concerning the Company; (v) the agreements and covenants contained in this Article 4 are essential to protect the Business and the goodwill of the Company; and (vi) the Employee has means to support himself and his dependents other than by engaging in the Business and the provisions of this Article 4 will not impair such ability. Accordingly, the Employee covenants and agrees as follows:

               4.1.1 NON-COMPETE. For a period commencing on the Commencement Date hereof and terminating on the second anniversary of the termination of this Agreement (the "Restricted Period"), the Employee shall not, within the United States or any other place where the Company conducts the Business, directly or indirectly, (i) engage in the Business or any aspect of the Business for the Employee's own account in competition with the Company;
(ii) enter the employ of, or render any services to, any person engaged in competition with the Company; or (iii) become interested in any such person in any capacity, including, without limitation, as an individual, partner, member, manager, shareholder, officer, director, principal, agent or trustee; provided, however, that the Employee may own, directly or indirectly, solely as an investment, securities of any person traded on any national securities exchange or over-the-counter market if the Employee is not an affiliate (as defined in the Securities Act) of such person and does not, directly or indirectly, own five percent or more of any class of securities of such person.

               4.1.2 CONFIDENTIAL INFORMATION; PERSONAL RELATIONSHIPS. During the Restricted Period and thereafter, the Employee shall keep secret and retain in strict confidence, and shall not use for the benefit of himself or others, all confidential matters of the Company including, without limitation, "know-how," trade secrets, customer lists, details of client or consultant contracts, pricing policies, operational methods, marketing plans or strategies, product development techniques or plans, business acquisition plans, new personnel acquisition plans, methods of production and distribution, technical processes, designs and design projects, inventions and research projects of the Company learned by the Employee heretofore or during the Restricted Period; nor may the Employee exploit for his own benefit, or the benefit of others, personal relationships with customers, suppliers or agents of the Company in connection with or adversely affecting the Business formed heretofore or during the Restricted Period.

               4.1.3 PROPERTY OF THE COMPANY. All memoranda, notes, lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Employee, or made available to the Employee relating to the Company, other than purely personal matters, are and shall be the property of the Company, and shall be delivered to the Company promptly upon the termination of the Employee's employment (whether such termination is for Cause or otherwise) or at any other time on request of the Company.

               4.1.4 EMPLOYEES OF COMPANY. During the Restricted Period and thereafter for as long as the Employee shall remain an employee of or consultant to the Company, Employee shall not, directly or indirectly, hire or solicit any employee of the Company away from the Company or encourage any such employee to leave such employment.

               4.1.5 CONSULTANTS OF THE COMPANY. During the Restricted Period and thereafter for as long as the Employee shall remain an employee of or consultant to the Company, the Employee shall not, directly or indirectly, hire or solicit any consultant then under contract with the Company or encourage such consultant to terminate such relationship.

          4.2 RIGHTS AND REMEDIES UPON BREACH. If the Employee breaches, or threatens to commit a breach of, any of the provisions of Section 4.1 (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

               4.2.1 SPECIFIC PERFORMANCE. The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

               4.2.2 ACCOUNTING. The right and remedy to require the Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Employee as the result of any transactions constituting a breach of the Restrictive Covenants.

          4.3 SEVERABILITY OF COVENANTS. The Employee acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

          4.4 BLUE-PENCILING. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

          4.5 ENFORCEABILITY in Jurisdictions. The Company and the Employee intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Company and the Employee that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of the Restrictive Covenants, as to breaches of such covenants in such other respective jurisdictions, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce the Company to enter into this Agreement and perform the Company's obligations contemplated hereby, including, without limitation, the Company's obligation to issue the Shares to the Employee pursuant to Section 3.1.2, the Employee hereby acknowledges, represents, warrants and agrees that:

          5.1 The Company has previously made available for inspection by the Employee financial statements and other financial, corporate and business information and records with respect to the Company.

          5.2 The Employee may have to bear the economic risk of any investment related to the Shares for an indefinite period of time.

          5.3 No representations, promises or agreements have been made concerning the marketability or value of the Shares or that any of the Shares will be registered under the Securities Act or any state securities or blue sky laws at any time in the future or will otherwise be qualified for sale under the applicable securities laws.

          5.4 No representations, warranties, promises or agreements have been made to the Employee with respect to any of the following:

               5.4.1 The approximate or exact length of time the Employee will be required to remain an owner of the Shares;

               5.4.2 The percentage of profit and/or the amount or type of consideration (including dividends), profit or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of an investment in the Shares; and/or

               5.4.3 That the past performance or experience of the Company will in any way indicate the results of future operations of the Company, the results of the ownership of the Shares, or the likelihood of achievement of the overall objectives of the Company.

          5.5 The Employee is able to bear the substantial economic risks of an investment in the Company, including but not limited to the possibility of the complete loss of the Employee's investment in the Shares, the lack of a public market, and the limited transferability of the Shares which may make the liquidation of this investment impossible for the indefinite future. The Employee has no need for liquidity in such investment, and could afford a complete loss of such investment. The Employee has reached the age of majority and has adequate means of providing for the Employee's current needs and personal contingencies.

          5.6 The Employee is an "accredited investor" as that term is defined in Regulation D promulgated under the Securities Act. The Employee is familiar with such Regulation D and the terms and conditions thereof.

          5.7 The Employee has such knowledge and experience in financial and business matters that the Employee is capable of evaluating the merits and risks of the investment in the Company and of protecting his own interests.

          5.8 The Shares will be acquired for the Employee's own account for investment and not with a view toward resale or distribution thereof, and the Employee does not now have any reason to anticipate any change in the Employee's circumstances or other particular occasion or event which would cause the Employee to sell any of the Shares or any interest therein.

          5.9 The Employee has received and reviewed all business, corporate and financial documents and records concerning the Company that the Employee wishes to receive and review.

          5.10 The Employee has been given an opportunity to discuss the history, business, corporate matters and prospects of the Company and the management thereof with the officers and directors of the Company. The Employee is fully informed with respect to the merits and risks associated with the Shares and with the history, management business, prospects and corporate matters of the Company.

          5.11 Neither the Employee's execution and delivery of this Agreement nor the performance of his obligations hereunder will (i) violate any restriction of any government, governmental agency or court to which the Employee is subject, (ii) conflict with, result in a breach of, constitute a default under or require any notice under any agreement, arrangement or contract to which Employee is a party or by which the Employee is bound or
(iii) be limited or restricted by any such agreement, arrangement or contract.

          5.12 All representations and warranties set forth above or in any other written statement or document delivered by the Employee in connection with the transactions contemplated hereby will be true and correct in all respects on and as of the date of the sale of any of the Shares as if made on and as of such date and will survive such sale and/or exercise.

          5.13 The Employee understands the meaning and legal consequences of the representations and warranties contained in this Agreement and agrees to indemnify and hold harmless the Company and its directors, officers, agents and representatives from and against any and all loss, damage or liability due to or arising out of a breach of or the inaccuracy of any representation or warranty of the Employee in this Agreement. Notwithstanding any of the representations, warranties, acknowledgments or arrangements made herein by the Employee, the Employee does not hereby or in any manner waive any right granted to the Employee under federal or state securities laws.

     6.   TERMINATION.

          6.1 TERMINATION UPON DEATH. If the Employee dies during the Term, this Agreement shall terminate, except that the Employee's legal representatives, successors, heirs or assigns shall be entitled to receive the Annual Salary, the Additional Compensation and other accrued benefits, if any, earned up to the date of the Employee's death; provided, however, if any Additional Compensation or other benefits are governed by the provisions of any written employee benefit plan or policy of the Company or any of its subsidiaries, any written agreement contemplated thereunder or any other separate written agreement entered into between the Employee and the Company or any of its subsidiaries, the terms and conditions of such plan, policy or agreement shall control in the event of any discrepancy or conflict with the provisions of this Agreement regarding such Additional Compensation or other benefit upon the death, termination or disability of the Employee pursuant to
Article 6 hereof.

          6.2 TERMINATION FOR CAUSE. The Company or Spire has the right, at any time during the Term, subject to all of the provisions hereof, exercisable by serving notice, effective in accordance with its terms, to terminate the Employee's employment under this Agreement and discharge the Employee for "Cause" (as hereinafter defined). If such right is exercised, the total obligation of the Company and Spire to the Employee shall be limited to the payment of any unpaid Annual Salary, Additional Compensation (subject to the provisions of Section 3.1.2 hereof) and other benefits, if any, accrued up to the effective date (which shall not be retroactive) specified in the notice of termination delivered by the Company or Spire. As used in this Section 6.2, the term "Cause" shall mean and include (i) a material breach by the Employee of the terms of this Agreement, (ii) wrongful misappropriation of any money or other assets or properties of the Company or any subsidiary or affiliate of the Company, (iii) the conviction of the Employee for any felony or other serious crime, (iv) chronic alcoholism or drug addiction, or (v) the Employee's gross moral turpitude relevant to his office or employment with the Company or any subsidiary or affiliate of the Company.

          6.3 SUSPENSION UPON DISABILITY. If during the Term the Employee becomes physically or mentally disabled, whether totally or partially, as evidenced by the written statement of two competent physicians licensed to practice medicine in the United States, so that the Employee is unable to substantially perform his services hereunder for (i) a period of six consecutive months, or (ii) for shorter periods aggregating six months during any twelve-month period, Spire may at any time after the last day of the six consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six months, by written notice to the Employee, suspend the Term of the Employee's employment hereunder and discontinue payments of the Annual Salary, Additional Compensation and other benefits. If at any time the Employee shall no longer be disabled, as evidenced by the written statement of a competent physician licensed to practice medicine in the United Sates, Spire may at its election fully reinstate, and if such disability was for a period of not more than twelve consecutive months Spire shall fully reinstate the employment of the Employee pursuant to this Agreement and shall commence payment of the Annual Salary and all of the terms of this Agreement shall resume in full force for the balance of the Term. Nothing in this
Section 6.3 shall be deemed to extend the Term.

     7. INSURANCE. The Company or Spire may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon the Employee in any amount or amounts that it may deem necessary or appropriate to protect its interest. The Employee agrees to aid the Company an/or Spire in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by an insurance company or companies to which any application or applications for insurance may be made by or for the Company or Spire.

     8.   OTHER PROVISIONS.

          8.1 NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mail, as follows:

          (i)  if to the Company or Spire, to:

                    Sento Technical Innovations, Inc.
                    Attn: Robert K. Bench
                    311 North State Street
                    P.O. Box 1970
                    Orem, Utah 84059

          (ii) if to the Employee, to:

                    Jay Barth
                    546 South 300 West
                    Orem, Utah 84058

          Any party may change its address for notice hereunder by notice to the other parties hereto.

          8.2 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto; provided, however, that nothing herein shall in any way limit the obligation, rights or liabilities of the parties under any written stock option agreement separately entered into by the parties.

          8.3 WAIVERS AND AMENDMENTS. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          8.4  GOVERNING LAW; VENUE.  This Agreement, except as set forth in
Section 4.5 hereof, shall be governed by, and construed in accordance with, the laws of the State of Utah, without reference to principles governing choice or conflicts of law.

          8.5 ASSIGNMENT. This Agreement, and any rights and obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party, except that the Company may assign this Agreement to any of its subsidiaries or affiliates, in its discretion.

          8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          8.7 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                         SENTO TECHNICAL INNOVATIONS CORPORATION,
                              a Utah corporation


                         By: \S\ Robert K. Bench

                         Its: Chief Financial Officer




                         \S\ Jay Barth
                         Jay Barth, an individual